As filed with the Securities and Exchange Commission on September 30, 2003

Registration Nos. 333-109052 and 333-109052-01

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Mohegan Tribal Gaming Authority	Mohegan Basketball Club LLC
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Not Applicable	Not Applicable
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

7997	7997
(Primary Standard Industrial Classification Code Number)	(Primary Standard Industrial Classification Code Number)

06-1436334	03-0509165
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

One Mohegan Sun Boulevard

Uncasville, CT 06382

(860) 862-8000

(Address, including zip code and telephone number, including area code of registrants’ principal executive offices)

Mark F. Brown

Chairman and Member of the Management Board

Mohegan Tribal Gaming Authority

One Mohegan Sun Boulevard

Uncasville, CT 06382

(860) 862-8000

(Name, address, including zip code and telephone number, including area code of agent for service)

Copy to:

James E. Showen, Esq.

John B. Beckman, Esq.

Hogan & Hartson L.L.P.

555 Thirteenth Street, N.W.

Washington, D.C. 20004

(202) 637-5600

Approximate date of commencement of proposed sale of the securities to the public: From time to time after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.    ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 is being filed solely for the purpose of filing Exhibits 5.1 and 23.1. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 20, 21(b) or 22 of Part II of the Registration Statement.

PART II

Item 21. Exhibits and Financial Statement Schedules

(a) Exhibits

The exhibits to this registration statement are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Authority has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Uncasville, Connecticut, on this 30th day of September, 2003.

MOHEGAN TRIBAL GAMING AUTHORITY

By:	/s/ Mark F. Brown

Mark F. Brown Chairman and Member, Management Board

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons, in the capacities indicated below, on this 30th day of September, 2003.

Signatures	Title

/s/ Mark F. Brown Mark F. Brown	Chairman and Member, Management Board

Peter J. Schultz*	Vice-Chairman and Member, Management Board

William J. Velardo*	President and Chief Executive Officer, Mohegan Sun (Principal Executive Officer)

Jeffrey E. Hartmann*	Executive Vice President, Finance and Chief Financial Officer, Mohegan Sun (Principal Financial and Accounting Officer)

Shirley M. Walsh*	Recording Secretary and Member, Management Board

Christine D. Murtha*	Corresponding Secretary and Member, Management Board

Donald M. Chapman*	Treasurer and Member, Management Board

Jayne G. Fawcett*	Ambassador and Member, Management Board

Roland J. Harris*	Member, Management Board

Maynard L. Strickland*	Member, Management Board

Glenn R. LaVigne*	Member, Management Board

*	Pursuant to Power of Attorney

By:	/s/ MARK F. BROWN

Mark F. Brown Attorney-in-fact

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the MBC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Uncasville, Connecticut, on this 30th day of September, 2003.

MOHEGAN BASKETBALL CLUB LLC

By:	/s/ JEFFREY E. HARTMANN

Jeffrey E. Hartmann Manager and Chief Financial Officer (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons, in the capacities indicated below, on this 30th day of September, 2003.

Signatures	Title

William J. Velardo*	Manager and President (Principal Executive Officer)

/s/ JEFFREY E. HARTMANN Jeffrey E. Hartmann	Manager and Chief Financial Officer (Principal Financial and Accounting Officer)

Mitchell Grossinger Etess*	Manager and Executive Vice President of Marketing

Robert Soper*	Manager and Secretary

*	Pursuant to Power of Attorney

By:	/s/ JEFFREY E. HARTMANN

Jeffrey E. Hartmann Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

*3.1	Constitution of The Mohegan Tribe of Indians of Connecticut, as amended (filed as Exhibit 3.1 to the Authority’s Registration Statement on Form S-4, filed with the SEC on September 23, 2003 (the “2003 Form S-4”), and incorporated by reference herein).

*3.2	Ordinance No. 95-2 of the Tribe for Gaming on Tribal Lands, enacted on July 15, 1995 (filed as Exhibit 3.2 to the Authority’s Amendment No. 1 to the Authority’s Registration Statement on Form S-1, filed with the SEC on February 29, 1996, and incorporated by reference herein).

*3.3	Articles of Organization of Mohegan Basketball Club LLC, dated as of January 27, 2003 (filed as Exhibit 3.3 to the 2003 Form S-4, and incorporated by reference herein).

*3.4	Operating Agreement of Mohegan Basketball Club LLC, a Mohegan Tribe of Indians of Connecticut limited liability company, dated as of January 24, 2003 (filed as Exhibit 3.4 to the 2003 Form S-4, and incorporated by reference herein).

*4.1	Relinquishment Agreement, dated February 7, 1998, by and among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and Trading Cove Associates (filed as Exhibit 10.14 to the Authority’s Form 10-K405 for the fiscal year ended September 30, 1998, filed with the SEC on December 29, 1998, and incorporated by reference herein).

*4.2	Indenture, dated March 3, 1999, among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and First Union National Bank, as Trustee, relating to the 8 1/8% Senior Notes Due 2006 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.3 to the Authority’s Registration Statement on Form S-4, filed with the SEC on April 21, 1999 (the “1999 Form S-4”), and incorporated by reference herein).

*4.3	Supplemental Indenture, dated as of January 27, 2003, among the Mohegan Tribal Gaming Authority, the Mohegan Basketball Club LLC, the other Subsidiary Guarantors (as defined in the Indenture) and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee, relating to the 8 1/8% Senior Notes Due 2006 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.3 to the Authority’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, filed with the SEC on August 8, 2003 (the “June 2003 10-Q”), and incorporated by reference herein).

*4.4	Form of Global 8 1/8% Senior Note Due 2006 of the Mohegan Tribal Gaming Authority (contained in the Indenture filed as Exhibit 4.3 to the 1999 Form S-4, and incorporated by reference herein).

*4.5	Senior Registration Rights Agreement, dated March 3, 1999, among the Mohegan Tribal Gaming Authority, Salomon Smith Barney Inc., NationsBanc Montgomery Securities, LLC, SG Cowen Securities Corporation, Bear, Sterns & Co. Inc., BankBoston Robertson Stephens Inc. and Fleet Securities, Inc. (filed as Exhibit 4.5 to the 1999 Form S-4, and incorporated by reference herein).

*4.6	Indenture, dated as of March 3, 1999, among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and State Street Bank and Trust Company, as Trustee, relating to the 8¾% Senior Subordinated Notes Due 2009 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.6 to the 1999 Form S-4, and incorporated by reference herein).

*4.7	Supplemental Indenture, dated as of January 27, 2003, among the Mohegan Tribal Gaming Authority, the Mohegan Basketball Club LLC, the other Subsidiary Guarantors (as defined in the Indenture) and the State Street Bank and Trust Company, as Trustee, relating to the 8¾% Senior Subordinated Notes Due 2009 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.7 to the June 2003 10-Q, and incorporated by reference herein).

*4.8	Second Supplemental Indenture, dated as of July 1, 2003, among the Mohegan Tribal Gaming Authority, the Mohegan Basketball Club LLC and U.S. National Bank Association (as successor to State Street Bank and Trust Company), as Trustee, relating to the 8¾% Senior Subordinated Notes Due 2009 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.8 to the June 2003 10-Q, and incorporated by reference herein).

Exhibit No.	Description

*4.9	Form of Global 8¾% Senior Subordinated Note Due 2009 of the Mohegan Tribal Gaming Authority (contained in the Indenture filed as Exhibit 4.6 to the 1999 Form S-4, and incorporated by reference herein).

*4.10	Senior Subordinated Registration Rights Agreement, dated March 3, 1999, among the Mohegan Tribal Gaming Authority, Salomon Smith Barney Inc., NationsBanc Montgomery Securities LLC, SG Cowen Securities Corporation, Bear, Stearns & Co. Inc., BankBoston Robertson Stephens Inc. and Fleet Securities, Inc. (filed as Exhibit 4.8 to the 1999 Form S-4, and incorporated by reference herein).

*4.11	Indenture, dated as of July 26, 2001, among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and State Street Bank and Trust Company, as Trustee, relating to the 8 3/8% Senior Subordinated Notes Due 2011 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.9 to the Authority’s Registration Statement on Form S-4, File No. 333-69472, filed with the SEC on September 14, 2001 (the “2001 Form S-4”) and incorporated by reference herein).

*4.12	Supplemental Indenture, dated as of January 27, 2003, among the Mohegan Tribal Gaming Authority, the Mohegan Basketball Club LLC, the other Subsidiary Guarantors (as defined in the Indenture) and the State Street Bank and Trust Company, as Trustee, relating to the 8 3/8% Senior Subordinated Notes Due 2011 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.12 to the June 2003 10-Q, and incorporated by reference herein).

*4.13	Form of Global 8 3/8% Senior Subordinated Note Due 2011 of the Mohegan Tribal Gaming Authority (contained in the Indenture filed as Exhibit 4.9 to the 2001 Form S-4, and incorporated by reference herein).

*4.14	Registration Rights Agreement, dated July 26, 2001, among the Mohegan Tribal Gaming Authority, Salomon Smith Barney Inc., Banc of America Securities LLC, Fleet Securities, Inc., SG Cowen Securities Corporation, Commerzbank Capital Markets Corp., McDonald Investments Inc. and Wells Fargo Brokerage Services, LLC (filed as Exhibit 4.11 to the 2001 Form S-4, and incorporated by reference herein).

*4.15	Indenture, dated as of February 20, 2002, among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and State Street Bank and Trust Company, as Trustee, relating to the 8% Senior Subordinated Notes Due 2012 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.12 to the Authority’s Registration Statement on Form S-4, filed with the SEC on March 27, 2002 (the “2002 Form S-4”), and incorporated by reference herein).

*4.16	Supplemental Indenture, dated as of January 27, 2003, among the Mohegan Tribal Gaming Authority, the Mohegan Basketball Club LLC, the other Subsidiary Guarantors (as defined in the Indenture) and the State Street Bank and Trust Company, as Trustee, relating to the 8% Senior Subordinated Notes Due 2012 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.16 to the June 2003 10-Q, and incorporated by reference herein).

*4.17	Form of Global 8% Senior Subordinated Note Due 2012 of the Mohegan Tribal Gaming Authority (contained in the Indenture filed as Exhibit 4.12 to the 2002 Form S-4, and incorporated by reference herein).

*4.18	Registration Rights Agreement, dated February 20, 2002, among the Mohegan Tribal Gaming Authority, Banc of America Securities LLC, Salomon Smith Barney Inc., Fleet Securities, Inc., SG Cowen Securities Corporation, Commerzbank Securities, McDonald Investments Inc., Wells Fargo Brokerage Services, LLC and Credit Lyonnais Securities (filed as Exhibit 4.14 to the 2002 Form S-4, and incorporated by reference herein).

Exhibit No.	Description

*4.19	Indenture, dated as of July 9, 2003, among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut, Mohegan Basketball Club LLC and U.S. Bank National Association, as Trustee, relating to the 6 3/8% Senior Subordinated Notes Due 2009 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.19 to the June 2003 10-Q, and incorporated by reference herein).

*4.20	Form of Global 6 3/8% Senior Subordinated Notes Due 2009 of the Mohegan Tribal Gaming Authority (filed as Exhibit 4.20 to the June 2003 10-Q, and incorporated by reference herein).

*4.21	Registration Rights Agreement, dated as of July 9, 2003, among the Mohegan Tribal Gaming Authority, Mohegan Basketball Club LLC, Banc of America Securities LLC, Citigroup Global Markets Inc., Fleet Securities, Inc., SG Cowen Securities Corporation, Credit Lyonnais Securities (USA) Inc., The Royal Bank of Scotland plc, Wells Fargo Securities, LLC, McDonald Investments Inc. and Commerzbank Capital Markets Corp. (filed as Exhibit 4.21 to the June 2003 10-Q, and incorporated by reference herein).

†5.1	Opinion of Hogan & Hartson L.L.P.

*10.1	The Mohegan Tribe—State of Connecticut Gaming Compact between The Mohegan Tribe of Indians of Connecticut and the State of Connecticut (filed as Exhibit 10.1 to the 1996 Form S-1, and incorporated herein by reference).

*10.2	Agreement, dated April 25, 1994, between The Mohegan Tribe of Indians of Connecticut and the State of Connecticut resolving certain land claims (filed as Exhibit 10.2 to the 1996 Form S-1, and incorporated herein by reference).

*10.3	Memorandum of Understanding, dated April 25, 1994, between The Mohegan Tribe of Indians of Connecticut and the State of Connecticut regarding implementation of the Compact and the Resolution Agreement (filed as Exhibit 10.3 to the 1996 Form S-1, and incorporated herein by reference).

*10.4	Agreement, dated June 16, 1994, between The Mohegan Tribe of Indians of Connecticut and the Town of Montville, Connecticut (filed as Exhibit 10.4 to the 1996 Form S-1, and incorporated herein by reference).

*10.5	Land Lease, dated September 29, 1995, between The Mohegan Tribe of Indians of Connecticut and the Mohegan Tribal Gaming Authority (filed as Exhibit 10.5 to the 1996 Form S-1, and incorporated herein by reference).

*10.6	Amendment to the Land Lease, dated February 19, 1999, between The Mohegan Tribe of Indians of Connecticut and the Mohegan Tribal Gaming Authority (filed as Exhibit 10.6 to the 1999 Form S-4, and incorporated herein by reference).

*10.7	Amended and Restated Gaming Facility Management Agreement, dated August 30, 1995, between The Mohegan Tribe of Indians of Connecticut, the Mohegan Tribal Gaming Authority and Trading Cove Associates (filed as Exhibit 10.8 to the 1996 Form S-1, and incorporated herein by reference).

*10.8	Development Services Agreement, dated February 7, 1998, by and among The Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and Trading Cove Associates (filed as Exhibit 10.15 to the 1998 Form 10-K, and incorporated herein by reference).

*10.9	Defeasance Escrow Deposit Agreement, dated as of March 3, 1999, by and among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and First Union National Bank (filed as Exhibit 10.11 to the 1999 Form S-4, and incorporated herein by reference).

*10.10	Construction Reserve Disbursement Agreement, dated March 3, 1999, among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and Fleet National Bank (filed as Exhibit 10.12 to the 1999 Form S-4, and incorporated herein by reference).

Exhibit No.	Description

*10.17	The Merrill Lynch Non-Qualified Deferred Compensation Plan Trust Agreement, dated September 1, 1998, between the Mohegan Tribal Gaming Authority and Merrill Lynch Trust (filed as Exhibit 10.16 to the 1998 Form 10-K, and incorporated by reference herein).

*10.18	Mohegan Retirement Plan dated as July 30, 2001 between The Mohegan Tribe of Indians of Connecticut and Fleet National Bank (filed as Exhibit 10.18 to the Authority’s Annual Report on Form 10-K for the fiscal year ended September 30, 2002, filed with the SEC on December 19, 2002 (the “2002 Form 10-K), and incorporated by reference herein).

*10.19	Priority Distribution Agreement between the Mohegan Tribal Gaming Authority and The Mohegan Tribe of Indians of Connecticut, dated August 1, 2001 (filed as Exhibit 10.1 to the Authority’s Quarterly Report on Form 10-Q for the period ended June 30, 2001 (the “June 2001 10-Q”), and incorporated by reference herein).

*10.20	Administrative Services Agreement between the Mohegan Tribal Gaming Authority and Fleet Retirement Plan A Services, dated July 30, 2001 (filed as Exhibit 10.2 to the June 2001 10-Q, and incorporated by reference herein).

*10.21	Standard Form of Agreement Between Owner and Construction Manager where the Construction Manager is NOT a Constructor, AIA Document B801/Cma, and Supplemental Conditions, dated July 9, 1999 (filed as Exhibit 10.21 to the 2002 Form 10-K, and incorporated by reference herein).

*10.22	General Conditions of the Contract for Construction, Construction Manager-Advisor Edition, AIA Document A201/CMa, and Supplementary Conditions to the Agreement Between Owner and Construction Manager (filed as Exhibit 10.22 to the 2002 Form 10K, and incorporated by reference herein).

*10.23	Employment Agreement, dated April 21, 1999, by and between the Mohegan Tribal Gaming Authority and William J. Velardo (filed as Exhibit 10.14 to the 1999 Form S-4, and incorporated by reference herein).

*10.24	Employment Agreement, dated April 21, 1999, by and between the Mohegan Tribal Gaming Authority and Mitchell Grossinger Etess (filed as Exhibit 10.15 to the 1999 Form S-4, and incorporated by reference herein).

*10.25	Employment Agreement, dated April 21, 1999, by and between the Mohegan Tribal Gaming Authority and Jeffrey E. Hartmann (filed as Exhibit 10.16 to the 1999 Form S-4, and incorporated by reference herein).

*10.26	Employment Agreement, dated July 24, 2000, by and between the Mohegan Tribal Gaming Authority and John Arnesen (filed as Exhibit 10.20 to the Authority’s Amended Annual Report on Form 10-K/A for the fiscal year ended September 30, 2001, filed with the SEC on November 12, 2002 (the “2001 10-K/A”), and incorporated by reference herein).

*10.27	Employment Agreement, dated January 5, 2001, by and between the Mohegan Tribal Gaming Authority and Michael Bloom (filed as Exhibit 10.21 to the 2001 10-K/A, and incorporated by reference herein).

*10.28	Employment Agreement, dated June 14, 2000, by and between the Mohegan Tribal Gaming Authority and Gary Crowder (filed as Exhibit 10.22 to the 2001 10-K/A, and incorporated by reference herein).

*10.29	Employment Agreement, dated October 4, 2001, by and between the Mohegan Tribal Gaming Authority and Robert Soper (filed as Exhibit 10.23 to the 2001 10-K/A, and incorporated by reference herein).

*10.30	Employment Agreement, dated June 23, 2000, by and between the Mohegan Tribal Gaming Authority and Daniel Garrow (filed as Exhibit 10.32 to the 2002 Form 10K, and incorporated by reference herein).

Exhibit No.	Description

*10.31	Membership Agreement, dated January 28, 2003, by and among WNBA, LLC, the Mohegan Basketball Club LLC, the Mohegan Tribal Gaming Authority and The Mohegan Tribe of Indians of Connecticut (filed as Exhibit 10.1 to the Form 8-K filed with the SEC on January 30, 2003, and incorporated by reference herein).

*10.32	Amended and Restated Loan Agreement, dated as of March 25, 2003, by and among The Mohegan Tribe of Indians of Connecticut, the Mohegan Tribal Gaming Authority, the Lenders named therein and Bank of America, N.A., as Administrative Agent (filed as Exhibit 10.1 to the Form 8-K filed file with the SEC on March 27, 2003, and incorporated by reference herein).

*10.33	Amendment No. 1 to the senior secured bank credit facility, dated as of June 26, 2003, by and among the Mohegan Tribal Gaming Authority, The Mohegan Tribe of Indians of Connecticut and Bank of America National Trust and Savings Association (filed as Exhibit 99.1 to the Form 8-K filed with the SEC on July 1, 2003, and incorporated by reference herein).

*10.34	Loan Agreement, dated June 27, 2003, between the Mohegan Tribal Gaming Authority and Fleet National Bank (filed as Exhibit 10.2 to the June 2003 10-Q, and incorporated by reference herein).

*10.35	Revolving Loan Note, dated June 27, 2003, between the Mohegan Tribal Gaming Authority and Fleet National Bank (filed as Exhibit 10.3 to the June 2003 10-Q, and incorporated by reference herein).

*12.1	Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12.1 to the 2003 Form S-4, and incorporated by reference herein).

†23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

*23.2	Consent of PricewaterhouseCoopers LLP (filed as Exhibit 23.2 to the 2003 Form S-4, and incorporated by reference herein).

*23.3	Awareness Letter (filed as Exhibit 23.3 to the 2003 Form S-4, and incorporated by reference herein).

*24.1	Power of Attorney of the Mohegan Tribal Gaming Authority (included on signature page to 2003 Form S-4, and incorporated by reference herein).

*24.2	Power of Attorney of the Mohegan Basketball Club LLC (included on signature page to 2003 Form S-4, and incorporated by reference herein).

*25.1	Statement on Form T-1 of Eligibility of Trustee (filed as Exhibit 25.1 to the 2003 Form S-4, and incorporated by reference herein).

*	Previously filed.
†	Filed herewith